SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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College Retirement Equities Fund

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College Retirement Equities Fund

730 Third Avenue

New York, New York 10017-3206

Important Notice Regarding Availability of Proxy Materials for the Participant Meeting to be Held on July 20, 2010

The Proxy Statement for this Meeting is Available at: www.proxy-direct.com/tia21407

NOTICE OF ANNUAL MEETING — July 20, 2010

The College Retirement Equities Fund (“CREF”) will hold its annual meeting of participants on July 20, 2010, at 9:30 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect ten individuals to serve as Trustees for one year and until their successors shall take office;

2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2010, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2010.

By order of the Board of Trustees,

William J. Mostyn III

Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we cannot hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call (877) 535-3910, ext. 22-2440, to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF annual meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. Please read the instructions on the pass for additional information.

June 9, 2010

COLLEGE RETIREMENT EQUITIES FUND

Proxy Statement for Annual Meeting

to be Held on July 20, 2010

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on July 20, 2010, at 9:30 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about June 9, 2010.

The participants of CREF are being asked to vote on the following:

1.	The election of ten individuals to serve as Trustees for one year and until their successors shall take office;

2.	The ratification of the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	Any other business that may properly come before the meeting.

At this time, the Board of Trustees does not know of any other matters being presented at the meeting or any adjournments or postponements thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;

(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

(4)	By voting in person at the annual meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 9:30 a.m. Eastern Time on July 20, 2010. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting or by writing CREF’s Corporate Secretary at 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the meeting) must be received by the 9:30 a.m. deadline.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you sign and return the proxy card but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees for Trustee and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm. At this time, we do not know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on May 31, 2010 may vote at the meeting with respect to each item on the proxy ballot. On May 24, 2010, there were 166,298,649,539.58 total votes eligible to be cast, broken down as follows by CREF account (the “Account” or “Accounts”):

Stock Account – 92,193,341,195.29 votes	Social Choice Account – 8,807,228,398.83 votes
Money Market Account – 12,827,553,834.59 votes	Global Equities Account – 12,218,684,408.21 votes
Bond Market Account – 11,429,106,264.65 votes	Growth Account – 11,408,307,322.88 votes
Inflation-Linked Bond Account – 8,070,757,249.39 votes	Equity Index Account – 9,343,670,865.74 votes

The number of votes you have is equal to the dollar value of your accumulation in each Account on May 31, 2010. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2010, in the annuity fund of each Account to meet CREF’s annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are present. Abstentions are counted in determining whether a quorum has been reached. A Trustee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present. Approval of any other proposals requires a majority of the votes cast at a meeting where a quorum is present. Abstentions from voting are not treated as votes cast. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. ELECTION OF TRUSTEES

One purpose of the annual meeting is to elect a Board of Trustees of CREF (the “Board”). CREF’s Trustees are elected to serve for one year and until their successors shall take office. Pursuant to the provisions of the bylaws of CREF and resolutions of the Board, the number of Trustees has been fixed at ten. The CREF bylaws also give the Board authority to appoint new Trustees to fill vacancies between annual meetings.

At this annual meeting, you are being asked to elect to the Board the ten current Trustees. Information about each of these nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of these ten nominees unless otherwise indicated in the proxy.

Each nominee was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” as such term is defined in the 1940 Act.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (“1940 Act”)), of CREF or of TIAA-CREF Investment Management, LLC (“Investment Management”), CREF’s investment advisor, unanimously recommends that the participants of CREF vote FOR the election of each of the Trustees.

I. ELECTION OF TRUSTEES continued

INFORMATION CONCERNING NOMINEES

Forrest Berkley, 56, retired partner of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, since 2006, was a partner from 1990 to 2005, Head of Global Product Management from 2003 to 2005 and a member of its asset allocation portfolio management team from 2003 to 2005. He is a director of GMO, director and member of the Investment Committee of the Maine Coast Heritage Trust, and a member of the Investment Committee of the Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace. He is a director of the Appalachian Mountain Club and the Butler Conservancy Fund, Inc. He is a former director and member of the Investment Committee of the Boston Athenaeum. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University. He has served as a CREF Trustee since 2006.

Nancy A. Eckl, 47, was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl is an independent director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (both open-end mutual funds), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. (both New York Stock Exchange listed closed-end funds), and an independent member of the board of managers of Lazard Alternative Strategies Fund, LLC (a closed-end investment company). Ms. Eckl has a B.B.A. in Accounting from the University of Notre Dame. She serves as the audit committee financial expert and is licensed as a Certified Public Accountant in the State of Texas. Ms. Eckl has served as a CREF Trustee since 2007.

Eugene Flood, Jr., 54, has been President and Chief Executive Officer (“CEO”) since 2000 and a Director of Smith Breeden Associates, Inc., an investment advisor, since 1994. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management. In addition, Dr. Flood has worked as a consultant for a variety of private sector companies and government agencies. Dr. Flood has a B.A. in Economics from Harvard University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood has served as a CREF Trustee since 2005.

INFORMATION CONCERNING NOMINEES continued

Michael A. Forrester, 42, has been Chief Operating Officer (“COO”) and a Board member of Copper Rock Capital Partners, LLC, since 2007. Prior to joining Copper Rock Capital Partners, he served as the COO of DDJ Capital Management from 2003 to 2006, and was an Executive Vice President from 2000 to 2002, Senior Vice President from 1995 to 2000, and Vice President from 1992 to 1995 of Fidelity Investments. Mr. Forrester has a B.A. degree from Washington and Lee University. Mr. Forrester has served as a CREF Trustee since 2007.

Howell E. Jackson, 56, has been a James S. Reid, Jr. Professor of Law of Harvard Law School since 2004, served as Acting Dean in 2009, and served as Vice Dean for Budget from 2003 to 2006, and has been on the faculty since 1989. Professor Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. from Harvard University. Professor Jackson has served as a CREF Trustee since 2005.

Nancy L. Jacob, 67, has been the President, Managing Principal and Founder since 2006 of NLJ Advisors Inc., an investment advisor. She was President and Managing Principal of Windermere Investment Associates from 1997 to 2006. She was previously Chairman and CEO of CTC Consulting, Inc. from 1994 to 1997, and Executive Vice President, U.S. Trust Company of the Pacific Northwest from 1993 to 1997. She is a former Director and Chairman of the Investment Committee of the Okabena Company, a financial services firm. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF Trustee since 1979.

Bridget A. Macaskill, 61, has been the CEO since 2010 and President and COO of First Eagle Investment Management, LLC, since 2009. She was formerly a Principal of BAM Consulting LLC, an independent financial services consulting firm, from 2003 to 2009. Ms. Macaskill also served as an Independent Consultant for Merrill Lynch under the terms of the Global Research Settlement from 2003 to 2009. Ms. Macaskill was Chairman and CEO of Oppenheimer Funds, Inc. from 2000 to 2001. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed COO in 1989, President in 1991, CEO in 1995, and Chairman in 2000. Ms. Macaskill serves on the Board of Directors of Prudential plc, Arnhold and S. Bleichroeder Holdings and First Eagle Investment Management, LLC. She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF Trustee since 2003.

INFORMATION CONCERNING NOMINEES continued

James M. Poterba, 52, has been President and CEO and a member of the Board of Directors of the National Bureau of Economic Research since 2008. He is the Mitsui Professor of Economics since 1996 and was the Head of the Economics Department from 2006 until 2008 at the Massachusetts Institute of Technology (“MIT”), where he has taught since 1983. From 1994 to 2000 and 2001 to 2006 he was Associate Head of the Economics Department at MIT. He was the Director of the Public Economics Research Program at the National Bureau of Economic Research from 1990 to 2008. He also served as a director of the Jeffrey Company and Jeflion Company, which are unregistered investment companies. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University. Dr. Poterba has served as a CREF Trustee since 2006.

Maceo K. Sloan, 60, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991; Chairman, CEO and Chief Investment Officer (“CIO”) of NCM Capital Management Group, Inc., since 1991; Chairman, CEO and CIO of NCM Capital Advisers Inc. since 2003 and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust since 2007. Mr. Sloan is a director of SCANA Corporation and NCM Capital Investment Trust, and a former director of M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF Trustee since 1991 and Chairman of the Board since 2009.

Laura T. Starks, 60, has been Chairman of the Department of Finance, the Charles E. and Sarah M. Seay Regents Chair of Finance, and Director of the AIM Investment Center in the McCombs School of Business since 2002 at the University of Texas at Austin where she has taught since 1987. Dr. Starks is a member of the Governing Council of the Independent Directors Council and a former director of the USAA Mutual Funds. Professor Starks has a B.A. from the University of Texas at Austin, an M.B.A. from the University of Texas at San Antonio, and a Ph.D. from the University of Texas at Austin. Dr. Starks has served as a CREF Trustee since 2006.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to TIAA-CREF Investment Management, LLC and the officers of CREF (see below).

Board Leadership Structure and Related Matters

The Board is comprised of ten Trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of CREF as defined in Section 2(a)(19) of the 1940 Act (“independent trustees”). One of the independent Trustees, Maceo K. Sloan, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The principal executive officer of CREF does not serve as Chairman.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees, each comprised solely of independent Trustees and chaired by an independent Trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex (as defined below), the arrangements for the conduct of the CREF Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which is comprised of the 8 Accounts within CREF, the 47 funds within TIAA-CREF Funds (“TCF”) (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds), the 10 funds within the TIAA-CREF Life Funds (“TCLF”) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF, TCF and TCLF and the management committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a trustee of CREF based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity;

ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee nominee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table below. The table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, Investment Management, the investment advisor for each Account, and other service providers to the Accounts have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for CREF and the Accounts through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from the Chief Risk Officer or other senior risk management personnel for Investment Management and its affiliates. Senior officers of CREF, senior officers of Investment Management and its affiliates (collectively, “TIAA-CREF”), and the Accounts’ Chief Compliance Officer (“CCO”) regularly report to the Board and or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Investment Management with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from the Accounts’ CCO regarding the effectiveness of the Accounts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with Investment Management and CREF’s distribution plan under Rule 12b-1 under the 1940 Act.

Senior officers of CREF and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on CREF’s internal controls and accounting and financial reporting policies and practices. The Accounts’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF’s officers and management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Investment Management and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers, other TIAA-CREF personnel or the Accounts’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Investment Management with respect to the investments, securities trading and other portfolio management aspects of the Accounts. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Investment Management regarding the voting of proxies of the Accounts’ portfolio companies.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current Trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested Trustees and nominees and the second table includes information about CREF’s officers.

DISINTERESTED TRUSTEES AND NOMINEES

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Forrest Berkley
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): April 1954	Trustee	One-year term. Trustee since 2006.	Retired Partner (since 2006). Partner (1990 – 2005) and Head of Global Product Management (2003 – 2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003 – 2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	66	Director of GMO; Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace. Director, Appalachian Mountain Club and the Butler Conservancy Fund, Inc. Former Director and member of the Investment Committee of the Boston Athenaeum.

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Nancy A. Eckl
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1962	Trustee	One-year term. Trustee since 2007.	Former Vice President (1990 –2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	66	Independent Director, The Lazard Funds Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend and Income Fund, Inc., and Member of the Board of Managers, Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr.
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1955	Trustee	One-year term. Trustee since 2005.	President and CEO (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor). Dr. Flood has particular experience in investment management, operations and organizational management and development, as well as experience on educational and other non-profit boards.	66	None

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Michael A. Forrester
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: November 1967	Trustee	One-year term. Trustee since 2007.	COO, Copper Rock Capital Partners, LLC (since 2007). Formerly, COO, DDJ Capital Management (2003 – 2006); and Executive Vice President (2000 – 2002); Senior Vice President (1995 – 2000); and Vice President (1992 – 1995) Fidelity Investments. Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	66	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1954	Trustee	One-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003 – 2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	66	None

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Nancy L. Jacob
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1943	Trustee	One-year term. Trustee since 1979.	President, Managing Principal and Founder (since 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997 – 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994 – 1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993 – 1997). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	66	Former Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: August 1948	Trustee	One-year term. Trustee since 2003.	CEO (since 2010), President and COO of First Eagle Investment Management, LLC (since 2009). Formerly Principal and Founder, BAM Consulting, LLC (2003 – 2009); Independent Consultant for Merrill Lynch (2003 – 2009); Chairman, Oppenheimer Funds, Inc. (2000 – 2001), and Chief Executive Officer (1995 – 2001), President (1991 – 2000), and COO (1989 – 1995) of that firm. Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	66	Director, Prudential plc ; Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board British-American Business Council; Scottish and Newcastle plc (brewer); and Federal Mortgage National Association (Fannie Mae).

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James M. Poterba
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: July 1958	Trustee	One-year term. Trustee since 2006.	President and CEO, National Bureau of Economic Research (“NBER”) (since 2008); Head (2006 – 2008) and Associate Head (1994 – 2000 and 2001 – 2006), Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (since 1996); and Program Director, NBER (1990 – 2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	66	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation. Former Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).

Maceo K. Sloan
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1949	Trustee	One-year term. Chairman of the Board since 2009 and Trustee since 1991.	Chairman, President and CEO, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); Chairman CEO and CIO, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	66	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Laura T. Starks
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: February 1950	Trustee	One-year term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2002); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	66	Member of the Governing Council, Independent Directors Council (mutual funds). Former Director, USAA Mutual Funds.

OFFICERS

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Marvin W. Adams
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: November 1957	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Technology & Operations of Teachers Insurance and Annuity Association (“TIAA”) and Teachers Advisors, Inc (“Advisors”) and TIAA-CREF Investment Management LLC (“Investment Management”), and Executive Vice President of the TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA-CREF Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2010); President, Fidelity Shared Services, Fidelity Investments (2007 – 2009); Chief Information Officer and CIO Council Head, Citigroup (2006 – 2007); Senior Vice President of Corporate Strategy and Chief Information Officer, Ford Motor Company (2000 – 2006); Executive Vice President and Chief Information Officer, Bank One Corporation (1994 – 2000); Head of Worldwide Engineering Systems, Xerox (1991 – 1994).

Mary (Maliz) E. Beams
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1956	Executive Vice President	One-year term. Executive Vice President since 2007.	Executive Vice President of Individual and Institutional Client Services of TIAA (since 2009), Executive Vice President, Individual Client Services (2007 – 2009), and Executive Vice President of the TIAA-CREF Fund Complex (since 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007 – 2008); President, CEO, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (2004 – 2007). Partner, Spyglass Investments (2002 – 2003). Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997 – 2003).

Brandon Becker
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1954	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996 – 2009), Special Advisor to the Chairman for International Derivatives (1995 – 1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993 – 1995), Securities and Exchange Commission.

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1962	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Investment Management (since 2008) and Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008). Chief Compliance Officer of Advisors (since 2008); Managing Director/Director of Global Compliance, AIG Investments (2000 – 2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998 – 2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997 – 1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994 – 1997); Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988 – 1994); and Staff Attorney, New York Office of the Special Prosecutor (Howard Beach case) (1987 – 1988).

Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1959	Executive Vice President	One-year term. Executive Vice President since 1997.	Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007); and Executive Vice President of CREF and TIAA Separate Account VA-1 (since 1997), Executive Vice President, Investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006 – 2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Manager of TIAA Realty Capital Management, LLC (2004 – 2006), and Chief Investment Officer of TIAA (2004 – 2006) and the TIAA-CREF Fund Complex (2003 – 2006). Formerly, Director of TIAA Global Markets, Inc. (2004 – 2005); Director of TIAA-CREF Life Insurance Company (1997 – 2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006 – 2008).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Roger W. Ferguson, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1951	President and CEO	One-year term. President and Chief Executive Officer since 2008.	President and CEO of TIAA (since 2008), and President and CEO of CREF and TIAA Separate Account VA-1 (since 2008). Chairman, Head of Financial Services and Member of the Executive Committee, Swiss Re America Holding Corporation (2006 – 2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997 – 2006); and Associate and Partner, McKinsey & Company (1984 – 1997).

Phillip G. Goff
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: November 1963	Treasurer	One-year term. Treasurer since 2008.	Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and Life Funds (since 2007) and VA-1 (since 2009); Director of Advisors (since 2008). Chief Financial Officer, Van Kampen Funds (2005 – 2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995 – 2005).

Stephen Gruppo
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Head of Risk Management of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Risk Management of Advisors and Investment Management (since 2009); Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008 – 2009). Senior Managing Director of Advisors and Investment Management (2006 – 2009); Senior Managing Director, Chief Credit Risk Officer (2004 – 2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006 – 2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005 – 2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996 – 2004).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William J. Mostyn III
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: January 1948	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2008.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005 – 2008); and Deputy General Counsel, Secretary and Chief Governance Officer, the Gillette Company (2000 – 2005).

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1966	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, and Corporate Services (since 2007) and Executive Vice President, Human Resources (2005 – 2007) of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life Insurance Company (2003 – 2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999 – 2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998 – 1999).

Georganne C. Proctor
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1956	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President, Chief Integration Officer of TIAA (since 2010), Executive Vice President and Chief Financial Officer of TIAA and CREF (since 2006). Manager and Executive Vice President of Investment Management, and Director and Executive Vice President of Advisors (2006 – 2008); Executive Vice President and Chief Financial Officer of the TIAA-CREF Funds and TIAA-CREF Life Funds (2006 – 2007) and TIAA Separate Account VA-1 (2006 – 2009); Executive Vice President, Finance, Golden West Financial Corporation (2002 – 2006); Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1992 – 2002).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1951	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President and Chief Institutional Development and Sales Officer (since 2008), Executive Vice President, Strategy, Integration , Implementation and Policy (2006 – 2007), and Executive Vice President, Product Management (2005 – 2006) of TIAA; Executive Vice President of the TIAA-CREF Fund Complex (since 2008), Manager of TIAA-CREF Redwood, LLC (since 2007); Director of TCT Holdings, Inc. (since 2007); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Executive Vice President, Product Management of TIAA (2000 – 2005), and President and Chief Executive Officer, Horizon Mercy (1996 – 2000).

Edward D. Van Dolsen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: April 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management (since 2009); Executive Vice President, Institutional Client Services (2006 – 2009), and Executive Vice President, Product Management (2005 – 2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008); Executive Vice President, Institutional Client Services (2006 – 2008); Director of TCT Holdings, Inc. (since 2007); Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008 – 2009); Senior Vice President, Pension Products (2003 – 2006) and Vice President, Support Services (1998 – 2003) of TIAA and the TIAA-CREF Fund Complex.

Constance K. Weaver
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008 – 2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005 – 2008); Executive Vice President, Public Relations, Marketing and Brand and, previously, Vice President of Investor Relations at AT&T (1996 – 2005).

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees and nominees in CREF and in all registered investment companies in the TIAA-CREF Fund Complex as of May 24, 2010. The amounts reported below include amounts contributed to CREF Accounts for the benefit of the disinterested Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Name of Trustee	Dollar Range of Securities in CREF	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in the TIAA-CREF Fund Complex
Forrest Berkley	Money Market Account — Over $100,000 Bond Market Account — Over $100,000 Growth Account — Over $100,000	Over $100,000
Nancy A. Eckl	Stock Account — $50,001 - $100,000 Growth Account — $10,001 - $50,000 Global Equity Account — $10,001 - $50,000	Over $100,000
Eugene Flood, Jr.	Money Market Account — $50,001 - $100,000	Over $100,000
Michael A. Forrester	Money Market Account — Over $100,000	Over $100,000
Howell E. Jackson

Stock Account — Over $100,000

Social Choice Account — $50,001 - $100,000

Bond Market Account — $50,001 - $100,000

Global Equities Account — Over $100,000

Equity Index Account — $50,001 - $100,000

Inflation Linked Bond Account —$50,000 - $100,000

Over $100,000
Nancy L. Jacob	Stock Account — Over $100,000 Money Market Account — $50,001 - $100,000 Global Equities Account — Over $100,000 Inflation Linked Bond Account — Over $100,000	Over $100,000
Bridget A. Macaskill	Money Market Account — $50,001 - $100,000	Over $100,000
James M. Poterba	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Equity Index Account — $50,001 - $100,000	Over $100,000
Maceo K. Sloan

Stock Account — Over $100,000

Social Choice Account — $10,001 - $50,000

Global Equity Account — $50,001 - $100,000

Growth Account — $10,001 - $50,000

Equity Index Account — $10,001 - $50,000

Money Market Account — Over $100,000

Over $100,000
Laura T. Starks	Stock Account — Over $100,000 Money Market Account — Over $100,000 Bond Market Account — $1 - $10,000 Growth Account — $10,001 - $50,000	Over $100,000

As of April 30, 2010, to the knowledge of CREF’s management, the Trustees and officers owned as a group less than 1% of the securities of any CREF Account.

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2009. CREF’s officers receive no direct compensation from CREF.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From CREF	Long-Term Performance Compensation Contribution As Part of CREF Expenses	Total Compensation From TIAA-CREF Fund Complex
Forrest Berkley*	$170.086.82	$66,260.32	$192,500
Nancy A. Eckl	$196,599.96	$66,260.32	$222,500
Eugene Flood, Jr.	$178,924.53	$66,260.32	$202,500
Michael A. Forrester	$181,133.96	$66,260.32	$205,000
Howell E. Jackson	$194,390.60	$66,260.32	$220,000
Nancy L. Jacob	$203,228.24	$66,260.32	$230,000
Bridget A. Macaskill	$163,468.31	$66,260.32	$185,000
James M. Poterba*	$203,228.24	$66,260.32	$230,000
Maceo K. Sloan*	$231,950.81	$66,260.32	$262,500
Laura T. Starks	$203,228.24	$66,260.32	$230,000
*	This compensation, or a portion of it, was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2009, Mr. Berkley deferred $126,000, Dr. Poterba deferred $32,500 and Mr. Sloan deferred $195,500 in total compensation (including interest) earned from the TIAA-CREF Fund Complex.

CREF has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 for each Trustee are allocated on a notional basis to CREF and TIAA annuity Accounts and TIAA-CREF Funds chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the individual Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees, and allocate those amounts to the same options as under the long-term compensation plan, as chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Non-officer Trustees are compensated at the following rates which became effective January 1, 2010: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000 (further described above); an annual committee chair fee of $16,000 ($20,000 for the Chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The Trustees may also receive special or ad hoc Board or committee fees of $2,500 per meeting. In general, Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.

Committees

Every year the Board appoints Trustees to certain standing committees which assist the Board in its oversight of various aspects of CREF’s operations, and whose charters may be found at www.tiaa-cref.org/public/about/governance/corporate/board-committees/funds-boards/index.html. These are:

(1)	An Audit and Compliance Committee, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal control and certain compliance matters. The Audit and Compliance Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and oversight of the work of CREF’s independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Dr. Poterba and Mr. Sloan. Ms. Eckl has been designated the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

(2)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of CREF including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Professor Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

(3)	An Investment Committee, which assists the Board in fulfilling its oversight responsibilities for the management of CREF investments. During the fiscal year ended December 31, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Dr. Poterba and Mr. Sloan.

(4)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the CREF Accounts and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2009, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Dr. Poterba (chair), Mr. Forrester, Professor Jackson and Dr. Starks.

(5)	A Nominating and Governance Committee, which nominates certain CREF officers and the members of the standing and other committees of the Board, recommends candidates for election as Trustees. During the fiscal year ended December 31, 2009, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Executive Committee, which generally is vested with Board powers on matters that arise between Board meetings. During the fiscal year ended December 31, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Professor Jackson, and Dr. Jacob.

Board Meetings

There were thirteen meetings of the Board during 2009. All current Trustees who served during 2009 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee Nomination Process

The CREF Board of Trustees has a Nominating and Governance Committee which is responsible for nominating candidates for its Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Overseers, current Trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee’s Board and committee participation, contributions to the management of CREF and attendance at Board and committee meetings. Although CREF does not have a formal policy regarding diversity, in preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure a broad, diverse representation of academic, business and professional experience and gender, race and age.

The Committee submits final nominations to the CREF Board of Trustees after consultation with the CREF Board of Overseers to the extent consistent with the 1940 Act and rules thereunder.

Recommendations From Participants Regarding Nominations

Participants may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of CREF by keying in candidate recommendations at the following website: www.tiaa-cref.org/crefnominee.

Qualifications of Nominees

The Board has determined that it should be comprised of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. At least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of their other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or Investment Management, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant Communications With Trustees

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Board’s Chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

Trustee Attendance at Annual Meetings

CREF Trustees are expected to attend the annual meeting of CREF participants. If a Trustee is unavailable to attend the meeting, a reason must be provided. Each of the ten Trustees then in office attended the 2009 annual meeting.

II. RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS CREF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND RECOMMENDS THAT THE PARTICIPANTS OF CREF RATIFY THE SELECTION THEREOF.

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2009. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, has chosen to continue with the services of PwC for the fiscal year ending December 31, 2010. PwC was initially selected following a competitive bidding process and has served as the independent registered public accounting firm to CREF as well as to the other funds within TIAA and the TIAA-CREF Fund Complex.

In making its selection, the Board and the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA and the TIAA-CREF Fund Complex, and their affiliates, that could reasonably be thought to bear on PwC’s independence, and concluded that PwC was independent. PwC confirmed its independence to the Board and the Audit and Compliance Committee. As part of this process, the Board and the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for Investment Management, TIAA and Teachers Advisors, Inc., the investment advisor to the funds other than CREF that are in the TIAA-CREF Fund Complex, this would not compromise PwC’s independence. The Board considered that this arrangement would produce a more cost-effective audit and received an agreement from PwC that the Board would be informed if any non-privileged material issues arose in the course of the audit of TIAA and its subsidiaries.

As CREF’s independent registered public accounting firm, PwC will perform independent audits of CREF’s financial statements for the fiscal year ended December 31, 2010.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

Audit Fees

PwC’s fees for professional services rendered for the audit of CREF’s annual financial statements for the fiscal years ended December 31, 2009, and 2008, were approximately $935,000 and $1,003,600, respectively.

Audit-Related Fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. CREF did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2009, and 2008.

Tax Fees

CREF did not pay any fees to PwC for professional services related to tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2009, and 2008.

All Other Fees

CREF did not pay any fees to PwC for any other products or services rendered to CREF for the fiscal year ended December 31, 2009. PwC’s fees for accounting reference software provided to CREF were approximately $1,060 for the year fiscal ended December 31, 2008.

Preapproval Policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF, including approving the terms of the engagement. The policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF and certain non-audit services provided by the Independent Auditor to CREF’s advisor or its affiliates for the fiscal years ended December 31, 2009 and 2008 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

Auditor Fees for Related Entities

CREF and its advisor and affiliates of the advisor performing on-going services for CREF did not pay any non-audit fees to PwC for the fiscal years ended December 31, 2009, and 2008.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

Investment Management manages the assets in each CREF Account. It is a subsidiary of TIAA and provides its services to CREF at cost. Investment Management is registered as an investment advisor under the Investment Advisers Act of 1940, although it is not considered an investment advisor under the 1940 Act because of the at-cost nature of this arrangement.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker/dealer and is a member of the Financial Industry Regulatory Authority. TIAA provides administrative services to CREF. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card on or about June 9, 2010. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each Account.

Proposals of Persons with Voting Rights

CREF expects that its 2011 annual meeting will be held in July 2011, but the exact date, time, and location of such meeting have yet to be determined. Proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2011 annual meeting must be received by CREF no earlier than October 13, 2010 and no later than February 11, 2011. The submission of a proposal does not guarantee its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 27, 2011 of other matters that may be properly brought before the 2011 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Beneficial Ownership

To the knowledge of CREF, no participant owned of record or beneficially 5 percent or more of the outstanding securities of CREF on April 30, 2010.

Annual Reports

If you would like to see the most recent CREF semi-annual and annual reports, you can visit the TIAA-CREF website at www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call (877) 518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206. These reports are furnished to participants without charge.

CREF-State-2010	A10790 (6/10)

College Retirement Equities Fund

Annual Meeting to be held on July 20, 2010

This Proxy is solicited on behalf of the Board of Trustees

By signing this form, I authorize Roger W. Ferguson, Jr., William J. Mostyn III, and Brandon Becker, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting, and any adjournment or postponement thereof. The CREF annual meeting will be held on Tuesday, July 20, 2010, at 9:30 a.m. in NYC at 730 Third Ave, New York 10017.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare P.O. Box 9043, Smithtown, NY 11787-9833. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet – go to www.proxy-direct.com
To vote by telephone – dial 1 866 241-6192

Future Nominees:

To recommend future nominees please go to tiaa-cref.org/crefnominee and type in suggestions for nominees. Alternatively you can send your recommendation to the Secretary of CREF, 730 Third Ave, New York, NY 10017-3206

The Board of Trustees recommends a vote FOR item 1.

1.	Election of Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐ To vote FOR all Nominees  ☐ To vote AGAINST all Nominees  ☐ To vote to ABSTAIN for all Nominees            or to vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Forrest Berkley	☐	☐	☐	02 Nancy A. Eckl	☐	☐	☐	03 Eugene Flood, Jr.	☐	☐	☐
04 Michael A. Forrester	☐	☐	☐	05 Howell E. Jackson	☐	☐	☐	06 Nancy L. Jacob	☐	☐	☐
07 Bridget A. Macaskill	☐	☐	☐	08 James M. Poterba	☐	☐	☐	09 Maceo K. Sloan	☐	☐	☐
10 Laura T. Starks	☐	☐	☐

The Board of Trustees recommends a vote FOR item 2.

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐	☐	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature                                                               Date

Important Notice Regarding Availability of Proxy Materials for CREF’s Annual Meeting

to be held on July 20, 2010

The Proxy Statement for this Meeting is Available at: www.proxy-direct.com/tia21407

College Retirement Equities Fund

2010 Proxy Solicited by the Board of Trustees

You have the option of voting your proxies by mail, Internet, or telephone — it’s easy and confidential. Internet and telephone voting are available 24 hours per day, 7 days per week. If you vote via the Internet or by telephone, please do NOT mail back your proxy card. Your Internet or telephone vote authorizes the proxies named on the back of your proxy card to cast your votes in the same manner as if you marked, signed, dated, and returned your card.

All votes cast by telephone, Internet, or proxy card must be received by 9:30 a.m. (ET) on July 20, 2010.

IMPORTANT: CREF PROXY AND TIAA BALLOT HAVE DIFFERENT CONTROL NUMBERS

To vote via the Internet	To vote by telephone

1) Visit the Internet voting site at www.proxy-direct.com	1) Dial 866 241-6192 on a touch-tone telephone. This is a toll-free call.

2) Enter your 14-digit Control Number found in the shaded box on the back of the CREF ballot.	2) Enter your 14-digit Control Number found in the shaded box on the back of the CREF ballot.

3) Enter your 8-digit code from the unshaded box on the front of your CREF ballot.	3) Enter your 8-digit code from the unshaded box on the back of your CREF ballot.

4) Follow the instructions on the screen.	4) Follow the recorded instructions.

5) Your vote will be confirmed at the end of the session.	5) Your vote will be confirmed at the end of the session.

If you vote by mail, please use black or blue ink and mark an X in the appropriate boxes on the enclosed proxy card.

i	i	CREF-Buck-Domestic-2010

Make this your last paper proxy!

Sign up for electronic delivery of proxies and other documents.

Log on to www.tiaa-cref.org

TIAA_CREF/WO#: 21407 TOUCH-TONE TELEPHONE VOTING SCRIPT

“TIAA-CREF”

EXPECTED MAIL DATE: xx/xx/10

MEETING DATE: July 20, 2010

TEST CONTROL NUMBER (s): 407 99999 002 001

TEST SECURITY CODE (s): 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE PARTICIPANT WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE PARTICIPANT ENTERS THE NUMBER, HE/SHE WILL HEAR:
“To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card”

WHEN THE PARTICIPANT ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the CREF Annual Meeting”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS OR VOTING ALL PROPOSALS ONE WAY:

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1.”

“To vote FOR ALL PROPOSALS, press 2.”

“To vote AGAINST ALL PROPOSALS, press 3.”

“To ABSTAIN FROM VOTING ON ALL PROPOSALS, press 4.”

“To vote on EACH PROPOSAL SEPARATELY, press 0.”

IF THE PARTICIPANT PRESSES OPTIONS “1” THROUGH “4” LISTED ABOVE HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows….:

For option 1: “You have voted AS THE BOARD RECOMMENDED.”

For option 2: “You have voted FOR ALL.”

For option 3: “You have voted AGAINST ALL.”

For option 4 “You have voted TO ABSTAIN ON ALL.”

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”        “To enter another vote, press 1 now.”        “To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”        “To enter another vote, press 1 now.”        “To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE PARTICIPANT OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1.01:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.02:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.03:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.04:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.05:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.06:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.07:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.08:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.09:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.10:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 2.:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

WHEN THE PARTICIPANT HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”        “To enter another vote, press 1 now.”        “To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”        “To enter another vote, press 1 now.”        “To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

Proxy/Voting Instruction Card	Notice

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

ABOUT SSL CERTIFICATES

Mark All
Proposals	Mark All

1.01	Election of Trustee Nominee Forrest Berkley	☐ For ☐ Against ☐ Abstain
1.02	Election of Trustee Nominee Nancy A. Eckl	☐ For ☐ Against ☐ Abstain
1.03	Election of Trustee Nominee Eugene Flood, Jr.	☐ For ☐ Against ☐ Abstain
1.04	Election of Trustee Nominee Michael A. Forrester	☐ For ☐ Against ☐ Abstain
1.05	Election of Trustee Nominee Howell E. Jackson	☐ For ☐ Against ☐ Abstain
1.06	Election of Trustee Nominee Nancy L. Jacob	☐ For ☐ Against ☐ Abstain
1.07	Election of Trustee Nominee Bridget A. Macaskill	☐ For ☐ Against ☐ Abstain
1.08	Election of Trustee Nominee James M. Poterba	☐ For ☐ Against ☐ Abstain
1.09	Election of Trustee Nominee Maceo K. Sloan	☐ For ☐ Against ☐ Abstain
1.10	Election of Trustee Nominee Laura T. Starks	☐ For ☐ Against ☐ Abstain
2	To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call (866)905-3470.